UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):

July 29, 2011 (July 29, 2011)

High Plains Gas, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-125068	26-3633813
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3601 Southern Dr., Gillette, Wyoming

82718

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (307) 686-5030

n/a

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Definitive Material Agreement

Termination of The Huber Asset Acquisition Transaction

On July 29, 2011 High Plains Gas, Inc. (the “Company”) received a notice to terminate the Purchase and Sale Agreement (“PSA”) between High Plains Gas, Inc. and J.M. Huber Corporation originally dated February 2, 2011.  The PSA was for the acquisition of J.M. Huber Energy Corporation’s oil and gas assets located in the Powder River Basin.

The Company issued a related press release attached hereto as Exhibit 99.1.

Item 9.01

Financial Statements and Exhibits

High Plains Gas, Inc. includes by reference the following exhibits:

No.

Description

99.1

High Plains Gas, Inc. Press Release issued July 29, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

High Plains Gas, Inc.

Date: July 29, 2011

By:

\s\ Brent Cook

Name:

Brent Cook

Title:

Chief Executive Officer

Principal Executive Officer

Date: July 29, 2011

By:

\s\ Joseph Hettinger

Name:

Joseph Hettinger

Title:

Chief Financial Officer and Director

Principal Financial Officer